                               EFFECTIVE AUGUST 23RD, 2004

                             UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

BRANTLEY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00127	34-1838462

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3201 Enterprise Parkway, Suite 350, Cleveland, Ohio	44122

(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (216) 464-8400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 24, 2005, Brantley Capital Corporation issued a press release discussing its 2004 year-end financial results. A copy of this press release is attached hereto as Exhibit 99.1.

The information set forth in item 7.01 of this Form 8-K and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information

          Not applicable.

     (c) Exhibits

          99.1 Press Release dated May 24, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANTLEY CAPITAL CORPORATION
	By:	/s/ Tab A. Keplinger
Tab A. Keplinger Vice President and Chief Financial Officer

Dated: May 25, 2005